EXHIBIT 10.32


                               FIRST AMENDMENT TO

                       OPERATING AND SUBLICENSE AGREEMENT

      This FIRST AMENDMENT TO OPERATING AND SUBLICENSE AGREEMENT (this "AMENDMENT"), dated as of July 11, 2003 (the "AMENDMENT DATE"), is by and between EARTHSHELL CORPORATION, a Delaware corporation formerly known as "EarthShell Container Corporation" ("EARTHSHELL"), and SWEETHEART CUP COMPANY INC., a Delaware corporation ("SWEETHEART," together with EarthShell, the "PARTIES"), with reference to the following facts:

                                     RECITAL

      The Parties have previously entered into an Operating and Sublicense Agreement dated as of October 3,2002 (the "Agreement") and wish to modify and amend the Agreement upon and subject to the terms, covenants and conditions hereinafter set forth. Defined terms appearing in this Amendment and not defined herein will have the meanings set forth in the Agreement.

      In consideration of the foregoing recital and the covenants and agreements set forth herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree, and amend the Agreement, as follows:

               1. (a) Notwithstanding anything to the contrary in the Agreement, whether expressed or implied, including, without limitation, Sections 2(a), 2(e) and 2(g) thereof, and subject to Sections 2(f) and 25 of the Agreement, provided that Sweetheart timely satisfies each of the Equipment Milestones (as defined in Subparagraph 1(d) hereof) (the "Equipment Milestones") then, from and after the Amendment Date and until the earlier to occur of
               (i) the first anniversary of the date Sweetheart orders the third Line; and (ii) the date Sweetheart fails to meet an Equipment Milestone (the "Initial Exclusivity Period"), Sweetheart shall have the exclusive right to make, use, sell, offer to sell, import into, distribute and otherwise dispose of and commercialize any and all products now and/or hereafter incorporating the Technology, including, without limitation, the Products, and hot cups, to Persons within any and all Market Segments, except only the Institutional Market Segments provided that "Products" shall in all events include cups for hot beverages (it being agreed that the inclusion of cups for hot beverages shall not be subject to the provisions of Section 2(h), which provisions are hereby terminated). For the purposes hereof,
               (i) the term "Institutional Market Segments shall mean market segments involving anything that is sold for away from home dining or consumption, directly or indirectly and (ii) the term "Retail Market Segments" shall mean those Market Segment not included as part of the Institutional market Segments, meaning those Market Segments where consumers purchase Products for their own use. Throughout the term of the Agreement Sweetheart shall have all such non-exclusive rights in the Institutional Market Segments and, following the end of the Initial Exclusivity Period, Sweetheart shall have all such non-exclusive rights in all Market Segments. In furtherance of the foregoing, Exhibit B to the Agreement, and all references thereto, will be deleted as they pertain to this Amendment within 30 days of the signing of this Amendment. In furtherance of the foregoing, the Sublicense is hereby amended to comports with Sweetheart's rights as amended by this Amendment.

            (b) EarthShell covenants that during the Initial Exclusivity Period it shall not sublicense, license, or otherwise grant to or permit any Person other than Sweetheart the right to, nor shall it, utilize the Technology or any part thereof to make, have made, use, sell, import into or otherwise commercialize any EarthShell Product within the Territory except only in the institutional Market Segments. In furtherance of the foregoing, except for non-exclusive rights in the institutional Market Segments, EarthShell shall, promptly following the Amendment Date, terminate all rights, if any, of EarthShell's sublicensees, including, without limitation, any such rights under the sublicenses and other agreements listed on Exhibit B to the Agreement, and Sections 2(e) and 4(c) of the Agreement are hereby deleted in their entirety and shall be of no further force or effect.


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            (c)  Sweetheart's  rights will not be subject to, Unfilled  Customer
            Requirements, Revenue Milestones, Net Sales Milestones, or any other Milestone except the Equipment Milestones. Section 2(e) of the Agreement and Exhibit C to the Agreement (Revenue Milestones) are hereby deleted in their entirety and shall be of no further force or effect.

            (d) The "Equipment Milestones" shall be as follows:

                  (i) order Line by the date which should be five (5) days following the Amendment Date;

                  (ii) order line two by the date which shall be thirty (30) days following the purchase, installation and Sweetheart's final acceptance of Line one at a Plant Facility; and

                  (iii) order Line three by the date of the first anniversary of
                        the  purchase,   installation  and  Sweetheart's   final
                        acceptance of Line two at a Plant Facility.

            (e) The provisions of Sections 3(a), 3(b) and 13(d) of the Agreement relating to the purchase of Equipment shall be deemed to have been satisfied on the Amendment Date.

      2. The EC Profit Distribution shall not be earned until Sweetheart has realized, for a period of 3 consecutive months, a positive gross profit on Product sales ("GROSS PROFIT") including a charge for Sweetheart's interest expense on capital deployed on Equipment and other EarthShell fixed assets. At such time as a Gross Profit is realized, the EC Profit Distribution shall be an amount equal to fifty percent (50%) of such Gross Profit until such time as EarthShell's share reaches an amount equal to twelve percent (12%) of Net Sales; provided, however, that if from time to time Sweetheart sells film sketons (waste), such twelve percent (12%) cap shall be increased by the percentage points comparable to the waste proceeds as a percentage of Net Sales. All calculations pursuant to this Section shall be made monthly.

      3. (a) (i) Concurrently herewith, EarthShell and Sweetheart shall execute and deliver a Termination Agreement in substantially the form annexed hereto as EXHIBIT A and made a part hereof and (ii) EKI and Sweetheart shall execute and deliver a Recognition Agreement in substantially the form annexed hereto and made a part hereof; and

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

            (b) EarthShell and Sweetheart have concurrently herewith reconciled the following current accounts:

                  (i) Open trade account due to Sweetheart from EarthShell 6/16/03 $100,000;

                  (ii) Satisfaction of unpaid rent on Sweetheart's St. Thomas warehouse at Owings Mill, Maryland 1/02 - 6/03;

                  (iii) EarthShell  transfer  of molds for  first 8  Modules  to
                        Sweetheart; and

                  (iv)  Sweetheart   agreement  to  fund  interim  operation  to
                        produce   Products  at  DTE  site  prior  to   Equipment
                        installation at a Plant Facility.

      4. Except as amended hereby, the Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with the terms, covenants and conditions thereof. In the event of any conflict between the terms, covenants and conditions of this Amendment and the Agreement, the terms, covenants and conditions of this Amendment shall control.

      IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first herein written.


                                               EARTHSHELL CORPORATION


                                               By: /s/ Vincent J. Truant
                                                  -----------------------------
                                                  Name: Vincent J. Truant
                                                  Title: President & COO



                                               SWEETHEART CUP COMPANY, INC.

                                               By: /s/ Thomas Uleau
                                                  -----------------------------
                                                  Name: Thomas Uleau
                                                  Title: Vice Chairman




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                                    EXHIBIT A

                              TERMINATION AGREEMENT

      This Termination Agreement (this "Agreement"), dated as of July 11, 2003 (the "Effective Date"), is entered into between EarthShell Corporation, a Delaware corporation ("EarthShell"), and Sweetheart Cup Company Inc., a Delaware corporation ("Sweetheart," and together with EarthShell, collectively, the "Parties" and individually a "Party"), with reference to the following facts:

                                    RECITALS

      A. EarthShell and Sweetheart are parties to (a) that certain Operating Agreement for the Production of Hinged Sandwich Containers for McDonald's Corporation, dated as of October 16, 1997 (the "Operating Agreement"), (b) that certain Sublicense Agreement, dated as of October 16, 1997 (the "Sublicense Agreement"), and (c) that certain Confidentiality Agreement, dated as of October 16, 1997 (the "Confidentiality Agreement"). Capitalized terms appearing in this Agreement and not defined herein shall have the meaning ascribed to such terms in the Operating Agreement or the Sublicense Agreement, as the case may be.

      B. EarthShell and Sweetheart are parties to that certain Operating and Sublicense Agreement dated as of October 3, 2002, as amended by that certain First Amendment to Operating and Sublicense Agreement dated as of the Effective Date (collectively the "New Agreement").

      C. EKI, EarthShell and Sweetheart are parties to that certain Agreement dated as of the Effective Date (the "Recognition Agreement").

      D. By entering into this Agreement, the Parties desire to terminate the Operating Agreement and the Sublicense Agreement as of the Effective Date upon and subject to the terms, covenants, and conditions hereinafter set forth.

                                    AGREEMENT

      In view of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

      1. Except as set forth in Section 2 of this Agreement, (a) the Operating Agreement; and (b) the Sublicense Agreement, and the respective rights and obligations of the Parties thereunder, are hereby terminated and shall be of no further force or effect.

      2. Notwithstanding Section 12.23 of the Operating Agreement to the contrary, only the rights, duties and obligations of the Parties under Article X, Sections 10.1(a), (b), and (c), Sections 10.2(a) and (b), and Section 10.3, and, subject to the foregoing limitation with respect to Section 12.23, Article XII of the Operating Agreement and Paragraph 6 of the Sublicense Agreement, shall survive the termination of the Operating Agreement and the Sublicense Agreement with respect to any acts, omissions or occurrences arising or relating to any period ending on or prior to the Effective Date. Notwithstanding Section
11.7 of the Operating Agreement to the contrary, all receivables or deposits which arose or were created or established by EarthShell pursuant to the Operating Agreement during any fiscal period ending on or prior to the Effective Date, and any proceeds from the sale of inventory and/or Equipment on hand as of the Effective Date, shall be applied, in the manner directed by EarthShell, to pay the outstanding balance of any unrelated third party liabilities or expenses that were incurred or which are accrued as of the Effective Date, provided, that, such proceeds shall be applied first to any such third party costs for which Sweetheart may be held responsible. If any of such liabilities or expenses remain unsatisfied following the Effective Date and after application of such proceeds, EarthShell shall pay such liabilities and expenses to the same extent that it would have been obligated to pay such liabilities or expenses under the terms of the Operating Agreement or Sublicense Agreement.

      3. EarthShell shall, on or before December 31, 2003 and at its risk, cost and expense,

      a. dismantle, load and remove from the Facility all of its furniture, equipment and other personal property, including, without limitation, the equipment listed on Exhibit C to the Operating Agreement (the "EarthShell Equipment") except for (i) the Support Systems and Utilities; and (ii) those items of EarthShell Equipment, if any, as EarthShell may hereafter agree to sell to Sweetheart and Sweetheart may hereafter agree to purchase from EarthShell. Such removal shall include, without limitation, disconnecting the EarthShell Equipment from all utility hook-ups and capping the applicable utility supply lines.

      b. at Sweetheart's election, (i) remove any and all portions made or installed by or for Earthshell (except those portions creating the mixer room and storage rooms); and (ii) seal and make water-tight, all roof and other penetrations made by Tenant; and (iii) repair all damage to the Facility and/or other property caused by such removal.

      All work to be performed by or for EarthShell pursuant to this Section shall be performed using reasonable care, and in compliance with all applicable governmental and insurance requirements. EarthShell shall keep the Facility free of all mechanics' and materialmen's liens in connection with any labor or services furnished at EarthShell's request in connection with the performance of such work. If any lien is filed, EarthShell shall cause such lien to be released or removed within ten (10) days after the date of filing, and if EarthShell fails to do so, Sweetheart may take such action as may be necessary to remove such lien. If EarthShell fails to timely remove the EarthShell Equipment or its furniture, equipment or other personal property, the same shall be deemed to have been abandoned by EarthShell and Sweetheart shall have the right to dispose of the same in such manner as Sweetheart shall determine in its sole discretion.

      4. Except for the timely performance of the duties and obligations of the Parties under (a) this Agreement; (b) the Operating Agreement and the Sublicense Agreement which survive their termination as set forth in Section 2 of this Agreement; (c) the Confidentiality Agreement; (d) the New Agreement which arise from and after the Effective Date and (e) the Recognition Agreement, each of the Parties, for itself, its successors and assigns, hereby covenants not to sue, releases and forever discharges the other Party, its respective successors, assigns, affiliated entities (including in the case of EarthShell, EKI and EarthShell Maryland, LLC), directors, officers, managers, beneficial owners, and legal representatives, of and from any claims, demands, actions, cause and causes of action, suits, liabilities, obligations, promises, injuries or damages, of any name, nature or description in law or in equity, whether known or unknown, asserted or unasserted, suspected or unsuspected, or fixed or contingent, which the releasing Party now has, or ever had, or which it shall or may have in the future, by reason of any matter, cause or thing arising on or prior to the Effective Date (including, without limitation, any act or omission arising out of or by reason of the Operating Agreement or the Sublicense Agreement, or any action taken or omitted under any of them). Each Party further understands that this is a general release and intends to be legally bound by it.


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

      5. To the  extent  that any of the  provisions  of  California  Civil Code
Section 1542 might apply to the releases contemplated hereunder, each of the parties to this Agreement hereby waives the protections of that section, applicable case law, and similar provisions. Civil Code Section 1542 provides, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      6. For the avoidance of doubt, neither the Confidentiality Agreement, the New Agreement nor the Recognition Agreement shall be terminated or otherwise modified and shall continue in full force and effect.

      7. This Agreement constitutes the entire agreement between the Parties with respect to the termination of the Operating Agreement and the Sublicense Agreement and shall supersede all prior negotiations and agreements with respect to the subject matter of this Agreement, including any contrary or conflicting provision in the Operating Agreement and/or the Sublicense Agreement.

      8. The Parties agree to cooperate with each other and to execute, deliver and record such other agreements and documents and to take such other actions as are reasonably necessary or helpful to more effectively consummate the transactions contemplated under this Agreement and to carry out its purpose and intent.

      9. This Agreement may be amended only by the consent of each of the Parties expressed in writing, signed by their duly authorized representatives.

      10. The rights and  obligations  in, to and under this Agreement  shall be
binding   upon  and  inure  to  the   benefit  of  the   Parties,   their  legal
representatives, successors and assigns.

      11. Should any part or provision of this Agreement be rendered or declared invalid by reason of any law or by decree of a court or competent jurisdiction, the invalidation of such part or provision of this Agreement shall not invalidate the remaining parts or provisions hereof, and the remaining parts and provisions of this Agreement shall remain in full force and effect.

      12. Neither the failure or delay on the part of either Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or privilege preclude any other or further exercise thereof or of any other right or privilege.

      This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, may be executed by facsimile signature and in counterparts which, together, shall constitute a single agreement, and is executed and delivered as of Effective Date.


EARTHSHELL CORPORATION                  SWEETHEART CUP COMPANY INC.


By:   /s/ Vincent J. Truant             By: /s/ Thomas Uleau
      ---------------------------           ---------------------------
A duly authorized signatory             A duly authorized signatory
Name: Vincent J. Truant                 Name: Thomas Uleau
Its:  President and COO                 Its:  Vice Chairman






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